EXHIBIT 4.1 - SPECIMEN STOCK CERTIFICATE

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
CUSIP NO. ________

NUMBER
SHARES

Networking Partners, Inc.

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AUTHORIZED COMMON STOCK: 95,000,000 SHARES

COMMON STOCK PAR VALUE: $.001 EACH

THIS CERTIFIES THAT _____________________________________________

IS THE RECORD HOLDER OF _______________________________________ Shares of the above named Corporation transferable only on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___ day of ________, _______

Secretary	President

_________________________________                   _______________________

NETWORKING PARTNERS, INC.
Corporate
Seal
Nevada
2010
*****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned Registered:

       Nevada Agency and Transfer Company____________
By__________________________
Authorized Signature

[Reverse Side}

NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common	UNIF GIFT MIN ACT______Custodian______
TEN ENT - as tenants by the entireties	(Cust) (Minor)
JT TEN - as joint tenants with right of survivorship and not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________________________________ hereby sell, assign and transfer unto ___________________________________ Shares represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

In presence of  __________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

___________________________________________________________________________

___________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED: